CONSOLIDATED STATEMENTS OF COMPREHENSIVE INCOME (USD $) In Thousands, unless otherwise specified	12 Months Ended
	Dec. 31, 2012	Dec. 31, 2011	Dec. 31, 2010
Net income (loss)	$ 398,672	$ 288,844	$ (10,525)
Other comprehensive (loss) income:
Foreign currency translation adjustment	16	(149)	32
Change in fair value of interest rate swap agreements		6,111	17,657
Change in fair value of forward exchange rate contracts	99	39
Reclassification to earnings upon discontinuance of hedge accounting (Note 10)		4,310
Reclassification to earnings upon settlement of forward exchange rate contracts	(138)
Other comprehensive (loss) income	(23)	10,311	17,689
Total comprehensive income	398,649	299,155	7,164
Comprehensive loss attributable to noncontrolling interests	18,540	5,812
Comprehensive income (loss) attributable to Melco Crown Entertainment Limited	$ 417,189	$ 304,967	$ 7,164